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                                                                     EXHIBIT 23
                            CHAPARRAL STEEL COMPANY
                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-39626) pertaining to the Chaparral Steel Company Stock Option Plan and in the related Prospectus of our report dated July 8, 1997, with respect to the consolidated financial statements and schedule included in the Annual Report (Form 10-K) of Chaparral Steel Company for the year ended May 31, 1997.





/s/ERNST & YOUNG LLP
Dallas, Texas
July 8, 1997



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